UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 10, 2006

                          NORD OIL INTERNATIONAL, INC.


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
          Florida                             1000                              65-0786722
(State or Other Jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer Identification No.)
 Incorporation or Organization)     Classification Code Number)
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         7151 rue Jean Talon East, Suite 110, Montreal, Quebec, H1M 3N8
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 514-798-5454
                                                            ------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 10, 2006, the Company entered into a Share Exchange Agreement with North West Oil Group, a copy of which is attached as Exhibit 2.1 herein.

The terms of the Agreement provides that North West Oil Group exchanges one hundred per cent (100%) shares of the capital stock in Limited Liability Company North-West Oil Group Saratov and one hundred per cent (100%) shares of the capital stock in Limited Liability Company the Neftegazenergo for fifty nine percent (59%) of all issued and outstanding share of common stock of Nord Oil International, Inc. As the result of that merger, Nord Oil International shareholders will own a total of 41% and the shareholders of the North-West Oil Group will own 59% of the newly created entity to be renamed the Northwest Oil Group.

North-West Oil Group is a oil and gas producing company offering service in the oil market of Moscow, Saint-Petersburg and other industrial centers in the European part of Russia. The activity sphere of the North-West Oil Group covers realization of oil and gas, production and sale of oil and petrochemical products.

The Company issued 357,186,230 restricted common shares for the acquisition of North-West Oil Group.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The current board of directors is being changed to include 4 members appointed by the North-West Oil Group shareholders out of a total of 7 board members. Effective May 11, 2006, Mr. Makarov will have resigned his functions of President and CEO and Mr. Ernest Malyshev, President of North West Oil Group has been appointed the new President.

The new board of directors and management are as follows:

Ernest Gurgenovich Malyshev
President

Juliya Vladimirovn Sozina
Vice president Operations

Dina Vladimirovna Vygovskaia
Vice president Engineering

Anatoly Viktorovich Iartsev
Vice president Marketing

Stratton D. Stevens
Vice president

Gerald T. Parkin
CEO and CFO

Igor Nikolaevitch Bratchikov
Vice president

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

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial statements of business acquired.

      The following information is attached hereto as Exhibit 99.1:

      Financial Statements of North West Oil Group for the periods Ended March 31, 2005 and March 31, 2006.

(b)   Pro Forma financial information

      The following information is attached hereto as Exhibit 99.2:

      Consolidated Financial Statements Nord Oil International Inc. and North West Oil Group for the periods Ended March 31, 2005 and March 31, 2006.

(c)   Exhibits

      Exhibits    Description

      2.1         Share Exchange Agreement between Nord Oil International, Inc.
                  and North-West Oil Group.

      99.1        Financial Statements of North West Oil Group

      99.2        Consolidated Financial Statements Nord Oil International Inc.
                  and North West Oil Group



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              By: /s/ Gerald T. Parkin
                                              ----------------------------
                                              Name:  Gerald T. Parkin
                                              Title: Chief Executive Officer
                                              (Principal Executive Officer)



June 5, 2006




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